Exhibit 10.4
[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
AMENDMENT TO AREA LICENSE AGREEMENT
AND CONSENT TO ASSIGNMENT
     This Amendment to Area License Agreement and Consent to Assignment (“Agreement”) is made and entered into this 20th day of December, 1996, by and between THE SOUTHLAND CORPORATION (“Licensor”) and PERMIAN BASIN INVESTMENTS, INC., d/b/a SOUTHWEST CONVENIENCE STORES, INC. (“SCS, Inc.”).
BACKGROUND
A.	Licensor and SCS, Inc., entered into an Area License Agreement (“License Agreement”) dated June 2. 1993.
B.	SCS, Inc. wishes to transfer and assign the License Agreement to Southwest Convenience Stores, LLC (“Licensee”) effective on or about January 1, 1997 (“Effective Date”).
C.	The Licensee will be a limited liability company owned 65.6% by SCS, Inc. and 34.4% by Fina Oil and Chemical Company (“Fina”).
D.	Licensor and SCS, Inc. wish to modify and amend the License Agreement effective the Effective Date, with the Licensee then assuming the License Agreement as amended.
E.	On the terms set forth in this Agreement, Licensor will consent to the assignment of the License Agreement, as amended, from SCS, Inc. to the Licensee.
     NOW, THEREFORE, in consideration of the terms and conditions set forth herein and other good and valuable consideration, and intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE I
AMENDMENT OF LICENSE AGREEMENT
     1.1 On the Effective Date of this Agreement, Licensee hereunder shall be deemed the Licensee under the License Agreement and the License Agreement shall be amended by the addition of the following provisions under Section VI (Licensee’s Representations, Duties and Obligations):
     “N. Licensee and Licensee’s Members, Board of Managers and/or employees (“Principals”) shall not either during the term of this License Agreement, or at any time thereafter, communicate, reproduce, publish, disclose, divulge, use or authorize anyone else to communicate, reproduce, publish, disclose, divulge, or use, for the benefit of themselves (other than in connection with the operation of the licensed business during the term hereof) or any other person, partnership, association, corporation, including but not limited to Fina Oil and Chemical Company, or other entity, any secret or confidential information relating to the business, trade practices, Trade Secrets, methods of operation, software, computer systems, sales, promotions, marketing, technology, know-how or recipes of the Licensor, the 7-Eleven System, or operation of the 7-Eleven Stores and licensed business which may be communicated to Licensee or Licensee’s Principals in any way or of which Licensee or Licensee’s Principals may be appraised by virtue of Licensee’s operation under the terms of this License Agreement (all the “Confidential Information”).
     “O. Licensee and Licensee’s Principals shall divulge the Confidential Information only to such of Licensee’s employees as must have access to it in order to operate the licensed business. Any and all information, knowledge, know-how, and techniques provided or made available by Licensor shall be deemed to be a part of the Confidential Information for purposes of this License Agreement, except (i) information which Licensee or any of Licensee’s Principals can demonstrate came to their attention prior to disclosure thereof by Licensor or which is already in the public domain; (ii) information which, at or after the time of disclosure by Licensor to Licensee or Licensee’s Principals, lawfully had become or later becomes a part of the public domain, through lawful publication or communication by others, (iii) information which is independently developed by Licensee or Licensee’s Principals without the benefit of Confidential Information.
     “P. Any and all information, knowledge, know-how and techniques used in or related to the 7-Eleven System that Licensor communicates in writing or otherwise to Licensee including, but not limited to the 7-Eleven System software, the contents of the Manuals, plans, and specifications and other materials, marketing information and strategies, site evaluation and selection techniques, merchandising information or computer systems provided by Licensor shall be deemed to be a part of the Confidential Information for purposes of this License Agreement
     “Q. Any and all information, trade secrets, knowledge, know-how, techniques, and any materials used in or related to the 7-Eleven System which Licensor provides to Licensee in connection with this License Agreement which Licensor designates as confidential shall be deemed to be a part of the Confidential Information for purposes of the License Agreement.”
     1.2 On the Effective Date of this Agreement the License Agreement shall be amended by deleting the Exhibit “J” (West Texas Present Value Schedule for Termination) and by substituting a new Exhibit “J-l”, which is attached to and made a part of this Agreement and the License Agreement. If the Termination Fee called for by Exhibit “J-1” is to be paid, Licensee shall immediately pay such fee to Licensor.
     1.3 On the Effective Date of this Agreement, the License Agreement shall be amended to provide that notices to Licensee, pursuant to Section XII (Notices), shall be addressed as follows:

SOUTHWEST CONVENIENCE STORES, LLC
Attention: Donald E. Wood, President
415 North Grant Avenue
P. 0. Box 711
Odessa, Texas 79760
Telecopy Number: (915) 333-4535

with Copies to:

TODD, BARRON & THOMASON, P.C.
Attention: Jimmie B. Todd
3800 East 42nd Street Suite 409
Odessa, Texas 79762
Telecopy Number: (915) 367-7092

and

FINA OIL AND CHEMICAL COMPANY
Attention: General Counsel
8350 North Central Expressway
Dallas, Texas 75206
Telecopy Number: (214) 750-2987

     1.4 On the Effective Date of this Agreement the License Agreement shalt be clarified to provide that references in Section XIII (Right of First Refusal) to “all or any part of Licensee’s business” shall mean the sale of one or more of Licensee’s Convenience Stores, or the sale of any other substantial portion of its assets, or any voting or membership, equity or any other interest in the Licensee.
     1.5 On the Effective Date of this Agreement the License Agreement shall be amended by the addition of a new Section XVII, as follows;
“ARTICLE XVII
SPECIAL TRANSFER CONDITIONS
     “A. In the event Fina wishes to acquire Effective Control (as defined in paragraph L below) of the Licensee, which acquisition Fina and SCS, Inc. acknowledge and agree is subject to the Licensor’s Right of First Refusal and separately subject to the Licensor’s right to approve or reject the acquisition by Fina of Effective Control of the Licensee, as set forth in Section VII of the License Agreement, Fina may propose an interim management team (composed of non-competitors and otherwise acceptable to Licensor) to be responsible for operation of the Licensee. If that team is satisfactory to Licensor, in Licensor’s sole discretion, then after Fina is so advised in writing, Fina may complete the acquisition of Effective Control of the Licensee for a period of up to eighteen (18) months and allow the approved management team to take control over and operate the Licensee for such period.
     “B. During the eighteen (18) month period in which the approved management team shall operate the Licensee, Fina may: (i) propose to sell Effective Control of Licensee to an independent third party; (ii) propose an ownership or management structure for the Licensee by which Fina no longer retains Effective Control; or (iii) propose arrangements by which Fina would be acceptable to Licensor as the “Licensee” or otherwise retain Effective Control (collectively, the “Fina Options”).
     “C. In the event Fina selects a proposed purchaser of the Effective Control owned by Fina, it shall bring that entity to the attention of the Licensor. Within a reasonable time after all information necessary, in the Licensor’s opinion, for the Licensor to properly evaluate the proposed purchaser as the prospective owner of Effective Control of the Licensee has been presented to the Licensor, Licensor will, using its sole discretion, evaluate the proposed purchaser and advise the Licensee, Fina and the proposed purchaser, regarding whether Licensor will elect to exercise its Right of First Refusal or, in the alternative, approve such purchase and the proposed purchaser for ownership of Effective Control of the Licensee. The information disclosed to the Licensor shall include all details about the proposed sale of Effective Control of the Licensee.
     “D. In the event the Licensor approves the proposed purchaser, the consummation of the sale of Effective Control of the Licensee to the prospective purchaser shall be consummated within six (6) months after the approval is granted and shall be upon the same terms as approved by the Licensor.

     “E. In the event the proposed purchaser is not approved and no substitute purchaser is approved by the Licensor within the eighteen (18) month period herein provided for, if Fina elects not to seek an approved purchaser upon taking Effective Control, or if the terms of sale of Effective Control of the Licensee are different from those shared with the Licensor and Fina fails to exercise any of the other Fina Options in accordance with the terms and conditions hereof, then, unless the Licensor elects to exercise its right of first refusal upon the altered terms, the Licensor may, in its discretion, terminate this License Agreement effective upon notice to the Licensee. If Licensor elects to terminate the License Agreement, the Termination Fee provided for by the new Exhibit “J-1” shall be immediately paid by Licensee to Licensor.
     “F. In the event Fina proposes to create an ownership or management structure for the Licensee pursuant to which Fina would no longer retain “Effective Control,” it must do so within twelve (12) months of the interim management team taking control of the Licensee.
     “G. Upon being provided with sufficient information regarding the proposed ownership or management structure, Southland will evaluate the proposal and, in its sole discretion, determine whether to approve it or not. If approved, the proposed ownership or management structure must be fully implemented as approved within three (3) months of approval by the Licensor.
     “H. In the event the proposed ownership or management structure is not implemented within the time frame allowed hereunder, if an altered ownership or management structure is implemented, or if Fina elects not to offer a different ownership or management structure (after advising Licensor that it was going to do so), and Fina fails to exercise any of the other Fina Options in accordance with the terms and conditions hereof, Licensor may, in its discretion, terminate the License Agreement effective upon notice to the Licensee. If Licensor elects to terminate the License Agreement, the Termination Fee provided for by new Exhibit “J-l” shall be immediately paid by Licensee to Licensor.
     “I. In the event Fina proposes other arrangements by which it would request that Southland approve Fina as the entity with Effective Control of the Licensee beyond the initial eighteen (18) month period provided above, any such proposal must be made within twelve (12) months of the interim management taking control of the Licensee. Within a reasonable time after Fina provides Licensor with sufficient information to evaluate the proposal whereby Fina would retain Effective Control of Licensee and which Fina is requesting the Licensor approve, Licensor will evaluate, in its sole discretion, and advise Fina whether or not the proposal is acceptable to Licensor. If the proposal is accepted by Licensor, it must be fully implemented as represented within three (3) months of Licensor’s approval.
     “J. In the event the proposed arrangement is not accepted by Licensor or no such arrangement is proposed by Fina, or if the proposal is implemented but is different from that approved by the Licensor, then Licensor may, in its discretion, terminate the License Agreement effective upon written notice to Licensee. If Licensor elects to terminate the License Agreement, the Termination Fee provided for by new Exhibit “J-1” shall be immediately paid by Licensee to Licensor.
     “K. Nothing herein obligates Licensor to approve any proposals made by Licensee or Fina or waives any of Licensor’s other rights hereunder and nothing herein shall be interpreted as in any way approving Fina as the “Licensee” or owner of Effective Control of the Licensee.
     “L. For purposes of this Agreement, “Effective Control” shall mean, (i) the acquisition of more than 50% of the membership or any other equity or ownership interests of the Licensee, or (ii) the acquisition of more than 50% of the voting interest of the Licensee.”
     1.6 Except as expressly amended in this Agreement, the License Agreement shall remain unchanged and in full force and effect subject to its terms.

ARTICLE II
LIMITED WAIVER OF RIGHT OF FIRST REFUSAL
AND RIGHT OF APPROVAL OF ASSIGNMENT
     2.1 Licensor hereby waives its right of first refusal, as outlined in Section XIII of the License Agreement, to match the offer made by Fina to purchase a 34.4% interest in Licensee, which transaction is contemplated by this document.
     2.2 Nothing herein shall be construed, either express or implied, as providing Licensor’s consent or waiver with respect to any other purchase of all or any part of Licensee’s business, including but not limited to any other purchase offer made by Fina.
     2.3 Each certificate representing an ownership interest in Licensee shall have conspicuously endorsed upon its face a statement in a form satisfactory to Licensor that it is held subject to, and that further assignment or transfer thereof is subject to, all restrictions imposed upon assignments by the License Agreement.
     2.4 Prior to the assignment or issuance of any interest in Licensee to a proposed new Member of Licensee, Licensee’s Principals shall cause such proposed new Member to enter into an agreement with Licensor, agreeing to be bound by the covenants, representations and agreements of Licensee’s Principals, as set forth in this Agreement, including, without limitation, an obligation to be bound by a right of first refusal similar to the Right of First Refusal and the restriction on assignment contained in Section VII of the License Agreement.
ARTICLE III
CONFIDENTIALITY AND NON-USE AGREEMENT
     4.1 Attached to and made a part of this Agreement as Exhibit 3.1 is a Confidentiality and Non-Use Agreement executed by and among Licensor, Fina, and SCS, Inc., whereby Fina and SCS, Inc. have agreed to certain provisions with respect to the confidentiality and non-use of Licensor’s Trade Secrets and other Confidential Information.
ARTICLE IV
PAYMENT OF PURCHASE MONEY NOTE
     5.1 On or prior to the Effective Date, SCS, Inc. shall pay in full its Purchase Money Note to Licensor dated June 2, 1993, in the original principal amount of $[***].

[***]	Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

ARTICLE V
CONSENT TO ASSIGNMENT OF LICENSE AGREEMENT
     6.1 Subject to the provisions of this Agreement and the assumption on the Effective Date by the Licensee of all of the rights and obligations of SCS, Inc. under the License Agreement, Licensor hereby consents to the assignment of the License Agreement from SCS, Inc. to the Licensee.
     6.2 Nothing herein shall be construed, either express or implied, as providing Licensor’s consent to any further or other assignment in whole or in part of Licensee’s business, as defined in Section 1.4 of this Agreement.
ARTICLE VI
CONSENT TO ASSIGNMENT OF PURCHASE AND SALE AGREEMENT
     7.1 Attached to and made a part of this Agreement is a Consent to Assignment of Purchase and Sale Agreement executed by and among Licensor, The Southland Employees’ Trust, and SCS, Inc., whereby Licensor and The Southland Employees’ Trust have consented to the assignment from SCS, Inc. to the Licensee of the Purchase and Sale Agreement dated April 9, 1993, by and among Licensor, The Southland Employees’ Trust, and SCS, Inc.
ARTICLE VII
COMPLETION OF TRANSACTION
     8.1 In the event for any reason SCS, Inc. fails to complete the transaction involving the assignment of the License Agreement to Licensee by March 1, 1997, this Agreement shall be null and void.

     IN WITNESS WHEREOF, the parties have executed this Agreement of the date stated above.

THE SOUTHLAND CORPORATION
ATTEST:

	By:	/s/ Steve B. LeRoy

Name: Steve B. LeRoy
/s/ Michael R. (Illegible)		Title: Sr. Vice President
Assistant Secretary

PERMIAN BASIN INVESTMENTS, INC., d/b/a SOUTHWEST CONVENIENCE STORES, INC.

ATTEST:

/s/ Jimmie B. Todd	By:	/s/ Donald E. Wood

Assistant Secretary		Name: Donald E. Wood
Title: President

     Each of the undersigned acknowledges and agrees as follows:
     (1) Each has read the terms and conditions of this Agreement and the License Agreement, and each acknowledges that the undertakings by Licensee’s principals under this Agreement and as stated below are made and given in partial consideration of, and as a condition to, the Licensor’s consent to the assignment of the License Agreement;
     (2) Each is included in the term “Principals” as described in Article I of this Agreement; and
     (3) Each individually makes all of the covenants, representations and agreements of Licensee’s Principals set forth in this Agreement and any attachments or amendments thereto and is obligated to perform thereunder for so long as it, he or she qualifies as such and thereafter to the extent expressly provided by the terms of this Agreement. Nothing herein shall be construed as granting to any of Licensee’s Principals any of the rights or privileges of Licensee set forth in the License Agreement or in this Agreement.

LICENSEE’S PRINCIPALS:

FINA OIL AND CHEMICAL COMPANY

ATTEST:	By:	/s/ Jeff D. Morris

Name: Jeff D. Morris
/s/ (Illegible)		Title: Vice President
Assistant Secretary

PERMIAN BASIN INVESTMENTS, INC., d/b/a SOUTHWEST CONVENIENCE STORES, INC.

ATTEST:
	By:	/s/ Donald E. Wood

Name: Donald E. Wood
/s/ Jimmie B. Todd Assistant Secretary		Title: President

     Southwest Convenience Stores, LLC hereby accepts the above assignment and assumes all of the rights and obligations of SCS, Inc. under the License Agreement, as hereby amended.

SOUTHWEST CONVENIENCE STORES, LLC
By:	/s/ Donald E. Wood
Title: President
Date: 12-20-96

EXHIBIT J-1
     The termination fee shall be an amount equal to the following formula:

YEAR	AMOUNT
TERMINATION OCCURS AT ANY TIME WITHIN THE FIRST TWELVE MONTHS IMMEDIATELY FOLLOWING THE EFFECTIVE DATE.	[***] TIMES THE IMMEDIATELY PRECEDING TWELVE (12) MONTHS ROYALTY AS COMPUTED UNDER THE LICENSE AGREEMENT.

TERMINATION OCCURS AT ANY TIME WITHIN MONTHS THIRTEEN THROUGH TWENTY-FOUR IMMEDIATELY FOLLOWING THE EFFECTIVE DATE.	[***] TIMES THE IMMEDIATELY PRECEDING TWELVE (12) MONTHS ROYALTY AS COMPUTED UNDER THE LICENSE AGREEMENT.

TERMINATION OCCURS AT ANY TIME WITHIN MONTHS TWENTY-FIVE THROUGH THIRTY-SIX IMMEDIATELY FOLLOWING THE EFFECTIVE DATE.	[***] TIMES THE IMMEDIATELY PRECEDING TWELVE (12) MONTHS ROYALTY AS COMPUTED UNDER THE LICENSE AGREEMENT.

TERMINATION OCCURS AT ANY TIME WITHIN MONTHS THIRTY-SEVEN THROUGH FORTY-EIGHT IMMEDIATELY FOLLOWING THE EFFECTIVE DATE.	[***] TIMES THE IMMEDIATELY PRECEDING TWELVE (12) MONTHS ROYALTY AS COMPUTED UNDER THE LICENSE AGREEMENT.

TERMINATION OCCURS AT ANY TIME WITHIN MONTHS FORTY-NINE THROUGH SIXTY IMMEDIATELY FOLLOWING THE EFFECTIVE DATE.	[***] TIMES THE IMMEDIATELY PRECEDING TWELVE (12) MONTHS ROYALTY AS COMPUTED UNDER THE LICENSE AGREEMENT.

TERMINATION OCCURS AT ANY TIME WITHIN DURING OR AFTER MONTH SIXTY-ONE IMMEDIATELY FOLLOWING THE EFFECTIVE DATE.	[***] TIMES THE IMMEDIATELY PRECEDING TWELVE (12) MONTHS ROYALTY AS COMPUTED UNDER THE LICENSE AGREEMENT.
IN THE EVENT THE EFFECTIVE DATE PURSUANT TO THE AMENDMENT TO AREA LICENSE AGREEMENT AND CONSENT TO ASSIGNMENT IS JANUARY 1, 1997 OR EARLIER, THE EFFECTIVE DATE FOR PURPOSES OF THIS EXHIBIT J-1 SHALL BE JANUARY 1, 1997.

[***]	Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Southland	/s/ (Illegible)

Licensee

Permian Basin Investments, Inc. d/b/a
Southwest Convenience Stores, Inc.

/s/ Donald E. Wood

Fina Oil and Chemical Company

/s/ Jeff D. Morris

Date	12-20-96

EXHIBIT 3.1
CONFIDENTIALITY AND NON-USE AGREEMENT
     This Confidentiality and Non-Use Agreement (“Agreement”) is made and entered into this       day of                , 1996, by and among The Southland Corporation (“Southland”), Fina Oil and Chemical Company (“Fina”), and Permian Basin Investments, Inc. d/b/a Southwest Convenience Stores, Inc. (“SCS, Inc.”).
BACKGROUND:
A.	Southland and SCS, Inc. entered into an Area License Agreement (“License Agreement”) dated June 2, 1993, which as amended will be assigned by SCS, Inc. to Southwest Convenience Stores, LLC (“Licensee”) effective on or about January 1, 1997 (“Effective Date”).

B.	The Licensee will be owned 65.6% by SCS, Inc. and 34.4% by Fina.

C.	Pursuant to agreements among Fina and SCS, Inc., Fina and SCS, Inc. shall be entitled to designate or assign certain individuals employed by Fina and SCS, Inc. to serve in management positions of Licensee. In connection with the operation of Licensee’s business, these individuals may have access to certain confidential information and trade secrets of Southland, which the parties desire to protect.
     NOW THEREFORE, in consideration of the terms and conditions set forth herein and of other good and valuable consideration, and intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Undefined terms used in this Agreement shall have the same meaning as used in the License Agreement.
     1.2 As used in this Agreement, the term “Proprietary Information” shall mean (i) any secret or confidential information of Southland relating to the business, trade practices, Trade Secrets, methods of operation, software, computer systems, sales, promotions, marketing, technology, know-how or recipes of Southland, the 7-Eleven System or operation of the 7-Eleven licensed business which may be communicated to Licensee or Licensee’s Principals in any way or of which Licensee or Licensee’s Principals may be apprised by virtue of Licensee’s operation under the terms of the License Agreement, (ii) any and all information, knowledge, know-how and techniques used in or related to the 7-Eleven System that Southland communicates in writing or otherwise to Licensee including, but not limited to the 7-Eleven System software, the contents of the Manuals, plans, and specifications and other materials, marketing information and strategies, site evaluation and selection techniques, merchandising information, computer systems or other information that Southland designates as confidential, and (iii) any and all information, trade secrets, knowledge, know-how, techniques and any materials used in or related to the 7-Eleven System which Southland provides to Licensee in connection with the License Agreement which Southland designates as confidential.

     1.3 As used in this Agreement, the terms “Fina Managers” and “SCS, Inc. Managers” shall mean the individuals designated by Fina or SCS, Inc. from time to time to serve on the Board of Managers of Licensee.
     1.4 As used in this Agreement, the term “Assigned Employee” shall mean, whether one or more, any individual who remains a Fina or SCS, Inc. employee and is assigned to serve in full time capacity with Licensee.
     1.5 As used in this Agreement, the term “Fina’s Retail Store Operations” shall mean the activities of Fina’s direct owned and operated stores (including the activities of FinaServe, Inc., a subsidiary of Fina) now or hereafter existing, including merchandising, accounting, employee training, and purchasing activities. The term shall not include motor fuel supply operations or credit card operations.
ARTICLE II
CONFIDENTIALITY AND NON-USE
     2.1 Fina and SCS, Inc. acknowledge that they have received a copy of the License Agreement. Fina and SCS, Inc. agree that they will not communicate, reproduce, publish, disclose, divulge, use or authorize anyone else to communicate, reproduce, publish, disclose, divulge, or use for the benefit of themselves (other than in connection with the operation of the Licensee during the term of the License Agreement) or any other person, partnership, association, or corporation, any Proprietary Information.
     2.2 The obligations of confidentiality stated in 2.1 above shall not apply to any Proprietary Information which (i) Fina or SCS, Inc. can demonstrate came to its attention prior to disclosure thereof by Southland or which is already in the public domain, (ii) at or after the time of disclosure by Southland to Fina or SCS, Inc. lawfully had become or later becomes a part of the public domain through lawful publication or communication by others, or (iii) is independently developed by Fina or SCS, Inc. without the benefit of Proprietary Information.
ARTICLE III
RIDER
     3.1 Fina and SCS, Inc. agree that the officers of the Licensee, the Fina Managers, the SCS, Inc. Managers, and any Assigned Employee, prior to undertaking positions with the Licensee, will execute the Rider to Confidentiality and Non-Use Agreement substantially in the form attached hereto as Exhibit A.
ARTICLE IV
ADDITIONAL RESTRICTIONS
     4.1 Fina agrees that the Fina Managers and Assigned Employee, during the time they have positions with the Licensee and for one year thereafter, will not be involved in direct operational control of Fina’s Retail Store Operations. This restriction shall not apply to (i) officers of Fina and (ii) managers of Fina who do not have profit and loss responsibility for Fina’s Retail Store Operations.

2

     4.2 Fina agrees that it will not hire employees of the Licensee (other than hourly paid store clerks) for Fina’s Retail Store Operations for a period of one year following the termination of the employee’s employment with the Licensee.
ARTICLE V
TERMINATION
     5.1 The obligation stated in this Agreement shall cease (i) with respect to Fina, three years after Fina no longer has an ownership interest in the Licensee, (ii) with respect to SCS, Inc. three years after SCS, Inc. no longer has an ownership interest in the Licensee, or (iii) three years after the termination of the License Agreement.
ARTICLE VI
LEGAL PROCESS
     6.1 If Fina or SCS, Inc. is requested by legal process to disclose any of the Proprietary Information, Southland will be promptly notified of such request or requirement so that Southland may obtain an appropriate protective order and/or waive compliance with the provisions of this Agreement.
ARTICLE VII
COMPLETION OF TRANSACTION
     7.1 In the event for any reason SCS, Inc. fails to complete the transaction involving the assignment of the License Agreement to Licensee by March 1, 1997, this Agreement shall be null and void.
ARTICLE VIII
ENFORCEMENT
     8.1 Fina and SCS, Inc. agree that breach of this Agreement would be harmful to Southland and that Southland shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach, in addition to other remedies available to Southland.

3

     IN WITNESS WHEREOF the parties have executed this Agreement effective as of the date stated above.

ATTEST:	THE SOUTHLAND CORPORATION

/s/ Michael R. (Illegible)	By:	/s/ Steve B. LeRoy

Assistant Secretary		Title:	Sr. Vice President

ATTEST:	FINA OIL AND CHEMICAL COMPANY

By:

Assistant Secretary		Title:

ATTEST:	PERMIAN BASIN INVESTMENTS, INC. d/b/a SOUTHWEST CONVENIENCE STORES, INC.

Assistant Secretary

By:

Title:

4

EXHIBIT “A”
RIDER TO CONFIDENTIALITY AND NON-USE AGREEMENT
     I,                                                       have been assigned by                                               to serve as                                            of Southwest Convenience Stores, LLC.
     I acknowledge receipt of a copy of the Confidentiality and Non-Use Agreement by and among The Southland Corporation, Fina Oil and Chemical Company (“Fina”), and Southwest Convenience Stores, Inc. (“SCS, Inc.”). I agree to personally comply with all of the terms and conditions of the Confidentiality and Non-Use Agreement and assume the same responsibilities and obligations thereunder as Fina and SCS, Inc. I will maintain Southland Proprietary Information (as defined in the Confidentiality and Non-Use Agreement) solely in the offices of Southwest Convenience Stores, LLC or, to the extent feasible, in segregated files clearly labeled as being Southland Proprietary Information.

WITNESS:

Date:

STATE OF TEXAS                               §
COUNTY OF                                         §
     Before me, the undersigned authority, on this day personally appeared                               , an individual, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.
     Given under my hand and seal of office on this       day of           , 1996.

Notary Public, State of Texas